UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2014 (May 28, 2014)

TAYLOR MORRISON HOME CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35873	90-09074333
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4900 N. Scottsdale Road, Suite 2000, Scottsdale, Arizona 85251

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (480) 840-8100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2014 Annual Meeting of Stockholders of Taylor Morrison Home Corporation (the “Company”) was held on May 28, 2014. At the meeting, the Stockholders elected four Class I directors, Sheryl D. Palmer, Timothy R. Eller, Jason Keller and Peter Lane, each to hold office until the Company’s 2017 Annual Meeting of Stockholders or until his or her successor is elected and qualified. The Stockholders also approved advisory votes on the compensation of named executive officers (“say-on-pay”) and the frequency of “say-on-pay” votes, and ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

The voting results of the director elections and other proposals, which were described in more detail in the definitive proxy statement relating to the 2014 Annual Meeting of Stockholders that the Company filed with the Securities and Exchange Commission on April 14, 2014, are set forth below.

Proposal No. 1 – Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Sheryl D. Palmer	112,952,971	6,385,115	1,042,799
Timothy R. Eller	118,134,300	1,203,786	1,042,799
Jason Keller	110,652,072	8,686,014	1,042,799
Peter Lane	116,553,542	2,784,544	1,042,799

Proposal No. 2 – Advisory Vote on Compensation of Named Executive Officers (“Say-on-Pay”)

Description of Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
To approve, on an advisory basis, the compensation of the Company’s named executive officers	119,067,912	242,494	27,680	1,042,799

Proposal No. 3 – Advisory Vote on Frequency of Future “Say-on-Pay” Advisory Votes

Description of Proposal	Every Year	Every 2 Years	Every 3 Years	Abstentions
Future “say-on-pay” advisory votes should be held:	116,857,458	2,211	2,450,004	28,413

Board Response: Consistent with its recommendation and the advisory vote of the Stockholders, until the next required “say-on-frequency” advisory vote is held, the Board of Directors plans to hold future “say-on-pay” advisory votes on the compensation of our named executive officers every year. Therefore, the next “say-on-pay” advisory vote will be held at the Company’s 2015 Annual Meeting of Stockholders.

Proposal No. 4 – Ratification of Auditors

Description of Proposal	Votes For	Votes Against	Abstentions
To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014	120,319,085	34,936	26,864

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAYLOR MORRISON HOME CORPORATION (Registrant)

Date: May 30, 2014	/s/ Darrell C. Sherman
	Name:	Darrell C. Sherman
	Title:	Vice President, Secretary and General Counsel

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